EXHIBIT 31.2.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF

SARBANES-OXLEY ACT OF 2002

I, Marc Schneebaum, certify that:

1.              I have reviewed this Annual Report on Form 10-K of Synta Pharmaceuticals Corp.; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016	/s/ MARC SCHNEEBAUM
Marc Schneebaum
Senior Vice President, Chief Financial Officer (principal financial and accounting officer)